PETROMINERALS CORPORATION
                                  27241 BURBANK
                      FOOTHILL RANCH, CALIFORNIA 92610-2500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 20, 2001


To  the  Shareholders  of
Petrominerals  Corporation:


     The 2001 Annual Meeting of Shareholders of Petrominerals Corporation will be held at the offices of the Corporation, 27241 Burbank, Foothill Ranch, California 92610 on Thursday, September 20, 2001 at 10: 30 A.M. for the purpose of considering and acting upon the following matters:

(1)     To  elect  a  Board  of  five  (5)  directors;

(2) To ratify the appointment of the accounting firm of Brown, Armstrong, Randall, Reyes, Paulden & McCown as the Company's independent auditors;

(3) To vote upon a shareholder proposal. [See "Shareholder Proposal For 2001 Annual Meeting", and

(4) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has fixed the date of August 22, 2001 as the Record Date for the Annual Meeting, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

                           BY ORDER OF THE BOARD OF DIRECTORS

                                Everett L. Hodges
                                    Secretary

August  23,  2001
Foothill  Ranch,  California

                            PETROMINERALS CORPORATION
                                  27241 BURBANK
                      FOOTHILL RANCH, CALIFORNIA 92610-2500
                     THE 2000 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 20, 2001
                         -------------------------------


PROXY  STATEMENT
----------------


     This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Petrominerals Corporation ("Petrominerals" or the "Company") of proxies to be voted at the 2001 Annual Meeting of Shareholders of the Company to be held on Thursday, September 20, 2001 at 10: 30 A.M. at the offices of the Corporation, 27241 Burbank, Foothill Ranch, California, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to shareholders of the Company on or about August 29, 2001.

     SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, Attendance at the Annual Meeting will not of itself constitute the revocation of a Proxy.

     The purpose of the Annual Meeting is to elect five directors to serve one-year terms until the
2002 Annual Meeting and until their respective successors shall be elected and qualified. Unless otherwise directed in the accompanying Proxy, the proxyholders will vote FOR the election of the five management nominees listed under "Election of Directors." The shareholders shall also vote on the proposal presented by the Company to approve and ratify the selection of Independent Auditors and to vote on a proposal submitted by a shareholder. As to any other business, which may properly come before the Annual Meeting, the proxyholders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.
2

     The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and 2000 Annual Report to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.



                                VOTING SECURITIES

On August 22, 2001, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 1,059,404 shares of the Company's common stock under CUSIP Number 001 035 71673220 and 307,900 shares of the Company's common stock under CUSIP Number 001 035 71673210 [307,900 shares with an 8:1 conversion ratio to 38,487.50 shares] or a total of 1,097,891.50 shares of the Company's common stock ("common stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting, except that shareholders are entitled to exercise cumulative voting rights in electing Directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder's votes as calculated above for one candidate or may distribute the votes among two or more candidates. No shareholder shall be entitled to cumulate votes for a candidate or candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting, and a shareholder has given notice at the Meeting prior to the voting of shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting.


PRINCIPAL  SHAREHOLDERS

     The following table sets forth the specified information, as of August 22, 2001, with respect to persons or groups beneficially owning more than 5% of the common stock, to the extent it is known to the Company, either from Securities Exchange Act filings, Company records or information supplied by the persons named in the table.

NAME  AND  ADDRESS        AMOUNT  AND  NATURE  OF     PERCENT
OF  BENEFICIAL  OWNER     BENEFICIAL  OWNERSHIP       OF  CLASS

Everett  L.  Hodges          88,060(l)                 7.97%
3811  Via  Del  Campo
San  Clemente,  CA  92672

Paul  L.  Howard             86,375(2)                 7.82%
19610  Crest  Drive
Apple  Valley,  CA  92307

(1) The 88,060 shares beneficially held by Everett L. Hodges include 73,487 shares held of record jointly in the Everett L. Hodges and Mary M. Hodges Trust. This amount also includes 4,175 shares held directly by Everett L. Hodges, and 10,398 shares held of record by Energy Production & Sales Co., Inc. (EPS). The 88,060 shares do not include 10,052 shares held in trust for the children and grandchild of
Everett L. and Mary M. Hodges, as to which Mr. and Mrs. Everett L. Hodges disclaim any beneficial ownership.

(5) The 86,375 shares beneficially held by Paul L. Howard are held in the Howard Family Trust.


                              ELECTION OF DIRECTORS

     The Board of Directors proposes the election of five directors, each to hold office for a term of one year until the 2002 Annual Meeting and until their respective successors are elected and qualified. All but one of the nominees have served as directors since the last annual meeting of shareholders. If any person other than the nominees proposed by management is nominated for election as a director, the persons named in the accompanying Proxy, unless otherwise directed, may, in their discretion, vote cumulatively so as to elect the maximum number of management nominees, which may be elected by cumulative voting. See "Voting Securities." Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.
3

     The following table sets forth the name, age and the year in which the individual first became a director for each nominee.

NAME                                    SERVED  AS  A
                                AGE     DIRECTOR  SINCE
                                ---     ---------------

John  C.  McMahon     (1)         54     1998
Everett  L.  Hodges   (2)         69     1979
Morris  V.  Hodges    (3)         67     1979
William  N.  Hagler   (4)         69     1998
John  A.  Erickson    (5)         78     2000
__________________

(1) Mr. John C. McMahon has been employed as Vice President of Koch Oil's West Coast crude oil operations from January of 1978 until December of 1998. This was a privately held company engaging in the crude oil marketing, gathering and trading of both domestic and foreign crude oil. Mr. Mc Mahon retired from Koch in January of 1999 after Koch Oil's assets were sold to E.O.T.T.

(2)     Mr.  Everett L. Hodges served as President of the Company from September
1987
     through February 1992. For more than the past ten years, Mr. Hodges has held a controlling interest in and has served as a director and officer of Energy Production & Sales Co., Inc., California Oil Independents, Coastal Petroleum Refiners, Inc and has served as a Director of St. James Oil
Corporation since 1988. Mr. Hodges has also served as the President of the Violence Research Foundation, a non-profit foundation, since its inception in 1991.

(3) Mr. Morris V. Hodges has a controlling interest in and has served as a director and officer of the following companies for more than the past ten years: Hillcrest Beverly Oil Corporation; Century Resources Development; Sunset Pipeline and Terminalling, Inc. and Coastal Petroleum Refiners, Inc. Mr. Hodges also has a controlling interest in HBOC Energy Marketing, Inc., formerly Kaymor Petroleum Products, Inc. Certain of the foregoing companies have been affiliated with the Company in various transactions. [See "Certain Relationships And Related Transactions]

(4) Mr. William N. Hagler is Chairman of the Board of Directors, CEO and President of Intermountain Refining Co., Inc., a company he founded in 1984. Intermountain Refining is or has been engaged in petroleum refining and marketing, co-generation of electric power and natural gas production. Since
1955, Mr. Hagler has been continuously employed in various phases of the petroleum industry with Exxon, Cities Service Oil Company, Riffe Petroleum Company, Plateau, Inc., and Unico, Inc., a company he founded in 1979. In addition, he is President of Red Hills Manufacturing Company and Hagler Oil and Gas Company. Mr. Hagler serves on the Public Utility Commission for the City of Farmington, New Mexico. Mr. Hagler currently is Chairman of the Company's Board of Directors and sits on the audit committee.

(6) Mr. Erickson, for more than the past ten years, has served as a director and officer of St. James Oil Corporation, County Water Co., La Fortuna Associates and OSCA Development Co. and has recently retired as a director of Weybrun Security Company.

     The Board of Directors recommends a vote "FOR" the election of the nominees listed above for election as a director.

STANDING  COMMITTEE  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

STANDING COMMITTEE. The Company has one standing committees, which is described below.

The AUDIT COMMITTEE consists of Messrs. John McMahon and William Hagler. Mr. Hagler serves as Chairman of the committee. The Audit Committee is responsible for reviewing the scope and procedures of internal auditing work, the results of independent audits, the accounting policies of management, and recommends to the Board the appointment of the Company's outside auditors. This committee held no meetings during the last fiscal year, as all decisions were made by a full Board of Directors, which includes the Audit Committee members.

ATTENDANCE AT BOARD MEETINGS. During the last fiscal year, the Board of Directors of the Company held one regular meeting, two special meetings and one action taken without a meeting. Attendance at such meetings of the Board was 100%.
4

EXECUTIVE  OFFICERS

     The executive officers of Petrominerals, together with the years in which such Officers were named to their present offices, are as follows:

                                                               YEAR  NAMED  TO
NAME                        POSITION  WITH  COMPANY           PRESENT  POSITION

Morris  V.  Hodges  (1)     President  &  Chief  Executive          1998
                            Officer;  Chief  Financial  Officer

Everett  L.  Hodges  (2)    Corporate  Secretary  and  Treasurer    1998

Each of the executive officers serves at the pleasure of the Board of Directors.


                           SUMMARY COMPENSATION TABLE

CASH  COMPENSATION

The following Summary Annual Compensation Table sets forth all cash compensation paid, distributed or accrued for services, including salary and bonus amounts by the Company during the fiscal year ended December 31, 2000. All other tables required to be reported have been omitted as there has been no compensation awarded to, earned by or paid to any of the Company's executives in any fiscal year covered by the table.

SUMMARY  ANNUAL  COMPENSATION  TABLE


                                                                                  Year  Salary
                                                                                  ----  -------

Morris V. Hodges, President, Chief Executive Officer and Chief Financial Officer  2000  $42,000



Mr. Hodges was appointed President, Chief Executive Officer, and Chief Financial Officer of Petrominerals Corporation on December 30, 1998.

OTHER  COMPENSATION  OF  EXECUTIVE  OFFICERS

     The Company provided travel and entertainment expenses to its executive officers. The aggregate amount of such compensation, did not exceed $25,000.

TERMINATION  AND  CHANGE  IN  CONTROL  ARRANGEMENTS

     In July 1993, the Board of Directors adopted a severance plan for executive officers providing that, in the event of termination of employment as a result of a change in control of the corporation, that such executive officer would receive severance in the amount of one year's base salary. The Plan does not provide for any severance in the event of the resignation, retirement or termination of any Executive Officer's employment with the Company for reasons other than a change in control of the Company.

COMPENSATION  OF  DIRECTORS

     During the year ended December 31, 2000, each of the two non-employee directors who held office were paid $750 per month for the first nine months and each of the three non-employee directors who held office were paid $750 per month for the last three months for a total of $20,250. In addition, the non-employee directors are reimbursed for reasonable expenses incurred in connection with any meetings attended.

     The Company did not pay any additional fees to directors for serving as members of the Audit Committee during the last fiscal year.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

     On March 6, 1997, the Board adopted a resolution granting stock options to purchase up to 5,000 shares of common stock to the CEO, and up to 2,500 shares of common stock to each of the three non-employee directors. Under the terms of the resolution, the CEO and each of the directors can purchase shares of common stock for the average price that the Company's stock was trading before and after March 6, 1997. This average is $3.00 per share. The Company has not yet issued these options.

    On October 5, 1999, the Board of Directors adopted a resolution to award stock options to purchase up to 20,000 shares of common stock to its employee directors, 11,000 shares of common stock to its non-employee directors, and 10,000 shares to its corporate counsel. Under the terms of the resolution these stock options can be exercised at a price fixed to average market price of shares traded during the month of October 1999. This average price is approximately $2.72 per share. The Company has not yet issued these options.

     No stock options were exercised during the years ended December 31, 2000 and 1999
5

1993  INCENTIVE  STOCK  OPTION  PLAN  AND  1993  NON-STATUTORY STOCK OPTION PLAN

     The Company has in effect two stock option plans - the 1993 Incentive Stock Option Plan the "Incentive Plan") and the 1993 Non-Statutory Stock Option Plan (the "Non-Statutory Plan")(the Incentive Plan and the Non-Statutory Plan are sometimes collectively referred to herein as the "Plans"), which were adopted by the Board of Directors and approved by the shareholders of the Company in 1993. The Plans in the aggregate provide for the granting of options to purchase a maximum of 1,200,000 shares of the Company's Common Stock to employees and directors of the Company and its affiliates (as defined therein); however, options which may be granted to non- employee directors are limited to, a maximum of 60,000 shares. The Plans expire on February 8, 2003.

     Any of the Company's current or future employees who render, in the opinion of the Board of Directors, the type of services which tend to contribute materially to the success of the Company or an affiliate of the Company are eligible to participate in the Incentive Plan. Any of the Company's current or future employees or directors (whether or not otherwise employed by the Company) who render, in the opinion of the Board of Directors, the type of services which tend to contribute materially to the success of the Company or an affiliate of the Company are eligible to participate in the Non-Statutory Plan.

     The Plans are administered by the Board of Directors of the Company which has the authority to determine the employees and directors to whom options are to be granted, the number of Shares subject to each option and the term thereof. The Board of Directors will have the power to reduce the option price of outstanding options (but not below the fair market value of the shares subject thereto), to enter into agreements relating to the value of the options at the date of grant and to make all other determinations necessary or advisable to the administration of the Plan. With the consent of the optionee, the Board of Directors will also have the power to substitute options with different terms for previously granted options, or to amend the terms of any option.

     The Board of Directors may delegate administration of the Plan to a committee composed of not less than three members of the Board of Directors. Administration of the Plan with respect to committee members, however, must remain vested in the Board. With respect to options granted to a director, the Board of Directors shall take action by a vote sufficient without counting the vote of the interested director. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the granting of options to such directors.

1993  STOCK  BONUS  PLAN

     In February 1993, the Board of Directors adopted the Company's 1993 Stock Bonus Plan("Bonus Plan"). The Bonus Plan provides for the awarding of up to 50,000 shares of the Company's Common Stock to officers and key employees of the Company. The Plan is administered by the Board of Directors which has the authority to determine the officers and key employees to whom stock bonuses are to be awarded, the time or times at which stock bonuses will be awarded, and, subject to the limits discussed below, the number of shares to be granted under each award. The Board of Directors has the power to delegate the administration of the Bonus Plan to a committee of the Board appointed in accordance with the Company's Bylaws. The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock awarded to any officer or key employee under the Bonus Plan in any one calendar year cannot exceed one-sixth of the officer's or key employee's salary (excluding bonuses and awards under other incentive plans maintained by the Company) for such calendar year. The Bonus Plan terminated on February 8, 1998. No stock bonus awards were made to officers or key employees of the Company during 1998.

DIRECTORS  STOCK  COMPENSATION  PLAN

     On April 16, 1992, as part of its cost containment program, the Board of Directors of the Company adopted the Directors Stock Compensation Plan (the "Stock Compensation Plan"). The Stock Compensation Plan provides for the granting of stock to non-employee directors of the Company in lieu of paying director's fees in cash. The purpose of the Stock Compensation Plan was to minimize cash outflow from the Company by compensating non-employee directors for their services to the Company in stock rather than in cash. The maximum number of shares provided for the Stock Compensation Plan is 18,750. In February 1994 and February 1993, a distribution of 2,075 shares and 1,050 shares was made to each of the non-employee directors under this Plan, respectively. This Plan terminated on February 10, 1995, at which time all the shares issued under this Plan were distributed to non-employee directors

     The Stock Compensation Plan was administered by the disinterested members of the Board, or, in the event there were none such, the President and Chief Executive Officer and the Secretary of the Company. The granting of stock under the Stock Compensation Plan was according to a preset formula. Directors fees payable to non-employee directors of the Company were set by the Board at $700 per month. Under the Stock Compensation Plan, the eligible directors will receive stock at a value of $700 per month, determined by the average trading price as quoted on the NASDAQ National Market System for the calendar month immediately preceding the month in which the directors fee is earned; provided, however, that the valuation of the stock shall not be less than the net book value of the Company expressed on a per share basis (but not less than $.70 per share).Any shares issued under this plan shall be restricted shares, subject to a holding period.
6

APPROVAL  AND  SELECTION  OF  INDEPENDENT  AUDITORS

     The Board of Directors has appointed the firm of Brown, Armstrong, Randall, Reyes, Paulden & McCown, independent auditors, as the Company's auditors for the fiscal year ending December 31, 2001, subject to the approval of and ratification by the shareholders. Brown, Armstrong, Randall, Reyes, Paulden & McCown, located in Bakersfield, California, has experience in auditing oil and gas producing companies.

     The Board of Directors recommends a vote "For" the approval and ratification of the appointment of Brown, Armstrong, Randall, Reyes, Paulden & McCown.

VOTE  REQUIRED

     Approval of the appointment of Brown, Armstrong, Randall, Reyes, Paulden & McCown as the Company auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                              SECURITY OWNERSHIP OF
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists the beneficial ownership. as of August 22, 2001, of the Company's common stock with respect to all directors and officers as a group.

NAME  OF  DIRECTOR     NUMBER  OF  SHARES
OR  NUMBER  OF         AND  NATURE  OF           PERCENT
PERSONS  IN  GROUP     BENEFICIAL  OWNERSHIP     OF  CLASS
------------------     ---------------------     ---------

John  A.  Erickson       9,555                     .86%
Everett  L.  Hodges     88,060  (1)(2)            7.97%
Morris  V.  Hodges      12,162(l)(3)              1.10%
William  N.  Hagler     700                        .06%

All  directors  and  officers  as  a  group,  including  the persons named above
(4  Persons     110,477     9.99%%  computations)
______________________

     (1) Everett L. Hodges and Morris V. Hodges were each granted 3,125 shares of the Company's common stock under the Directors Stock Compensation Plan in 1994 in lieu of cash directors fees for the period from May 1, 1992 to June 1, 1994. See "Directors Stock Compensation Plan"

(2) The 88,060 shares beneficially held by Everett L. Hodges include 73,487 shares held of record jointly in the Everett L. Hodges and Mary M. Hodges Trust. This amount also includes 4,175 shares held directly by Everett L. Hodges, and 10,398 shares held of record by Energy Production & Sales Co., Inc. (EPS). The
88,060 shares do not include 10,052 shares held in trust for the children and grandchild of Everett L. and Mary M. Hodges, as to which Mr. and Mrs. Everett L. Hodges disclaim any beneficial ownership. See Directors Stock Compensation Plan."

(3) The 12,162 shares beneficially held by Morris V. Hodges includes 1,764 shares held jointly in a family trust by Morris V. and Kathryn M. Hodges. This amount also includes 10,398 shares held of record by Sunset Pipeline and Terminalling, Inc., a company controlled by Mr. Hodges. See " Directors Stock Compensation Plan. "

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS  WITH  MANAGEMENT  AND  OTHERS

     During the last fiscal year, the Company has been involved in various related party transactions with certain Directors of the Company, or entities controlled or affiliated with such individuals.

WYOMING  PROPERTIES
-------------------

     During 1999, the Company entered into an agreement to gain working interest in certain wells and leases in the state of Wyoming. Two participating entities with Petrominerals Corporation in the acquisition are HAT, LLC and Kaymor Energy LLC. The related party interest arises from the ownership of Kaymor Energy LLC, for whom Nevadacor Energy, Inc. is acting as agent. Both Morris V. Hodges, individually, and HBOC Energy Marketing, Inc., formerly Kaymor Petroleum Products, Inc., a corporation controlled by Morris Hodges, are the owners of Kaymor Energy LLC. Morris V. Hodges is Petrominerals Chief Executive Officer and a Director. In addition, a former officer, Daniel H. Silverman, owns a minor interest in HAT, LLC.
7

PETROMINERALS  96-1  LIMITED  PARTNERSHIP
-----------------------------------------

     The Petrominerals 96-1 Limited Partnership was formed in December 1996, for the purpose of drilling a well on the Company's Mabel Strawn oil lease. The Company entered into a joint venture agreement with the partnership and assigned the drill site to the joint venture. [SEE provision in the 10 KSB for the year 2000 for related party transactions.]

     The Company bought out all limited partners' interests for the amount of $214,755 in April 1998, and sold all partnership assets to American Energy Operations, Inc. thereafter.
The following table sets forth the relationship, through ownership of securities, between Petrominerals and the following individuals and entities prior to the sale to American Energy Operations.



                                     Percentage
                           Name   Beneficial Owner   Owned
-------------------------------  ------------------  ------
Petrominerals 96-1, a limited    General Partner:
 Partnership                     Petrominerals       1.00%
                                 Limited Partners:
                                 Paul L. Howard      23.21%
                                 Morris V. Hodges*   17.86%
                                 David G. Davidson   17.86%
                                 Unrelated parties   40.07%
                                                     ------
   Total                                             100.00%
                                                     =======



* Represents indirect ownership through his wholly owned corporation, HBOC Energy Marketing, Inc., formerly Kaymor Petroleum Products, Inc.

CORPORATE  OFFICE.

     During the last fiscal year, the Company leased office space from HBOC Energy Marketing, Inc., a company controlled by Morris V. Hodges, Chief
Executive  Officer  and  Director  of  the  Company.

CERTAIN  BUSINESS  RELATIONSHIPS

     Other than as described above, no business relationship between the Company and any business or professional entity for which a director of the Company has served during the last fiscal year or currently serves as an executive officer, or in which a director of the Company has owned during the last fiscal year or currently owns a beneficial interest or of record 10% of the Company's common stock, has existed since the beginning of the Company's fiscal year or currently exists. In addition, the Company did not owe at the end of its last full fiscal year any business or professional entity for which a director of the Company served during the last fiscal year or currently serves as an executive officer, or in which a director of the Company served during the last fiscal year or currently owns beneficially or of record a 10% interest, or an aggregate amount in excess of 5 % of the Company's total assets at the end of its last fiscal year. No director of the Company has served during the last fiscal year or currently serves as a partner or executive officer of any investment banking firm that performed services for the Company during me last fiscal year, or that the Company proposes to have perform services during the current year The Company knows of no other relationship between any director and the Company substantially similar in nature and scope to those described above.

INDEBTEDNESS  OF  MANAGEMENT

     During the Company's last fiscal year, no executive officer, director, any member of the immediate family or any of those persons, any corporation or organization for which any of those persons serve as an executive officer or partner or which they own directly or indirectly 10% or more of its equity securities, or any trust or other estate in which any of the Company's executive officers or directors have a substantial beneficial interest or for which they serve as a trustee or in a similar capacity, has been indebted to the Company in any amount at any time since the beginning of its last fiscal year. 8

                              SECTION 16 COMPLIANCE

     Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during -its last fiscal year and the original and amended Forms 5 furnished to the Company with regard to its last fiscal year, the Company does not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.


                  SHAREHOLDER PROPOSAL FOR 2001 ANNUAL MEETING

     From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations, which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than April 24, 2002, in order to be considered for inclusion in the Company's 2002 proxy materials.

For this year, the following proposal was presented by Anthony G. Polak whose address will be furnished to shareholders promptly upon receiving an oral or written request. (Item 3 on Proxy Card).

" My name is Anthony G. Polak. I own 4,412 shares and have been a stockholder for more than 20 years. Petrominerals stock has been a dismal performer during this time period. In 1985 the stock was $24. It is now about $1. Due to Petrominerals minute capitalization it is highly unlikely the true value of our company will ever be achieved in the marketplace. Present management has done very little to increase shareholder value during their recent tenure or during many previous years of control. This is especially disheartening when the last one-and-a-half years have seen substantial appreciation in practically all oil and gas companies- especially small capitalization stocks. The best time to implement a sale of our properties is when oil and gas prices are high. That is now.Thus I would like the following proposal enclosed in the proxy card and urge stockholders to vote FOR this proposal "

"All assets of the Company should be liquidated within six months and the resulting monies minus all real and projected liabilities should be distributed to stockholders."

YOUR  DIRECTORS  RECOMMEND  A  VOTE AGAINST THE ABOVE PROPOSAL.     As discussed
more fully in the Company's 10KSB for the period ending December 31, 2000, Petrominerals Corporation and a predecessor company may have potential liabilities under CERCLA for events which took place 20 and 28 years ago, respectively. The extent of these liabilities cannot be quantified at this time. Management believes that should the Company liquidate and distribute the proceeds before the extent of these possible liabilities is known, claims could subsequently be asserted against individual shareholders to the extent of proceeds received by them. Accordingly management does not believe that liquidation is in the best interests of the shareholders and recommends a vote against proposal number 3.

                                 OTHER BUSINESS

The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matters come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.


                          ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10KSB for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission, is being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on or about August 22, 2001. The cost of furnishing such Annual Report on Form 10K and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form I0KSB are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common Stock and entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Company, Attention: Corporate Secretary, 27241 Burbank, Foothill Ranch, California 92610-2500

                            BY ORDER OF THE BOARD OF DIRECTORS

                               Everett L. Hodges, Secretary

Dated:  August  23,  2001
9